THE NEEDHAM FUNDS, INC.
Needham Growth Fund
Needham Aggressive Growth Fund
Needham Small Cap Growth Fund
(together, the “Funds”)
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SUPPLEMENT DATED JANUARY 25, 2024
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 28, 2023
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The following supplements the information in "Management – Independent Directors", "Leadership Structure and Board of Directors" and "Risk Oversight" in the Statement of Additional Information:
Effective as of the close of business on December 31, 2023 ("Effective Date"), John W. Larson retired from the Board of Directors of The Needham Funds, Inc. All references to Mr. Larson in the Statement of Additional Information are deleted as of the Effective Date.

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Please retain this Supplement with the Funds’ Statement of Additional Information for future reference.